Form S-1 Appendix

Managing Agreement

Blueville Inc is the managing company of Achison Inc.

Achison Inc will pay quarterly its 10% income before Taxes to Blueville Inc.

Blueville Inc will pay all managing expenditure, all office's expenditure and all service expenditure of Achsion Inc.

The Managing Agreement can't be revoked or amended by any one party. The managing agreement can be revoked and amended by both parties.

Wanjun Xie

Wanjun Xie
President
Achison Inc
Date: 02/15/2016

Liuyan Li

Liuyan Li
Chairwoman of the Directors' Board
Achison Inc
Date: 02/15/2016

Wanjun Xie

Wanjun Xie
President
Blueville Inc
Date: 02/15/2016